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                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT
                            FOR INTELLECTUAL PROPERTY

                                                               Windsor, Colorado
                                                               January 27, 2000

     In order to induce Harry J. Tiffany, III ("Lender") whose address is 701 Automation Drive, Windsor, Colorado 80550 to assign certain assets and intellectual property to Cardxx ("Borrower") in exchange for a promise by Borrower to make payments to Lender as described herein, and in consideration thereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby agrees as follows:

1.   DEFINITIONS.

     When used herein, the terms set forth below shall be defined as follows:

     (a) "Obligations" means all the indebtedness, obligations and liabilities of the Borrower to Lender described in an Assignment of even date herewith between Lender as Assignor and Borrower as Assignee (the "Assignment"). In particular, the Obligations include the agreement of Borrower to pay Lender the sum of $600,000 on or before March 31, 2000 and $200,000 on or before January 1, 2001 together with interest on such amounts from the date due until paid at the rate of 10% per annum.

     (b) "Collateral" means the following property: the intellectual property described on Exhibit A attached hereto and all additions thereto and substitutions therefor and all cash proceeds thereof. The Collateral is sometimes referred to herein as the "IP."

     (c) "Event of Default" means: (i) any default with respect to payment or performance of any of the Obligations; or (ii) insolvency of the Borrower; or
(iii) the Borrower makes an assignment for the benefit of creditors or a petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors is filed by or against the Borrower; or (iv) the Borrower applies for or permits the appointment of a receiver or trustee for any or all property or assets of the Borrower, or any such receiver or trustee shall have been appointed for any or all property or assets of the Borrower; or (v) any of the above actions or proceedings whatsoever are commenced by or against the Borrower; or (vi) a proceeding is filed or commenced by or against the Borrower for dissolution or liquidation; or (vii) the Borrower voluntarily or involuntarily terminates or dissolves or is terminated or dissolved; (viii) the breach by Borrower of any provision of this Agreement which breach has not been cured within 30 days after written notice from Lender to Borrower setting forth such breach, provided that if such breach is of a nature which cannot reasonably be cured within such 30 day period, Borrower shall have such time as shall be reasonably necessary to cure such breach so long as it is making diligent efforts to effect such cure.


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2.   PLEDGE OF COLLATERAL.

     To secure the payment and performance of the Obligations, the Borrower hereby pledges, to Lender, and grants to Lender a continuing security interest in and to, all of the Collateral.

3.   REPRESENTATIONS AND WARRANTIES.

     The Borrower agrees to reimburse Lender, on demand, for any amounts paid or advanced by Lender after the occurrence of a breach by Borrower of any provision of this Agreement, until cured for the purpose of preserving the Collateral or any part thereof and any liabilities or expenses incurred by Lender as the transferee or holder of the Collateral. Lender shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute and use its best efforts to take such actions as the Borrower may reasonably request in writing but the failure to do any such act shall not be deemed a failure to exercise reasonable care. Borrower shall also observe and perform all of the covenants and obligations contained in the Assignment.

4.   GENERAL COVENANTS.

     a. Confidentiality. All of the IP, except IP described in one or more patent applications prepared with mutual consent of Lender and Borrower and made publicly available, shall be considered confidential information and trade secrets ("Confidential Information"). Except as otherwise provided herein, each party agrees that it will not disclose the Confidential Information and will take steps to safeguard such information from disclosure or discovery by third persons. Each party agrees that it will -

        (i) Keep the Confidential Information secret and confidential and will not disclose such information to any third party;

        (ii) Make no copies and permit no reproductions of the Confidential Information other than for internal use;

        (iii) Keep the Confidential Information confidential and secret from employees, agents, independent contractors or others unless such persons have a need to know such information in connection with services they are performing for the discloser and have agreed in writing to bound by the terms of this agreement to keep the Confidential Information secret.

     The covenant of confidentiality shall not apply to any information which -

        (i) was in the recipient's possession or was known to recipient, without an obligation to keep it confidential, before such information was disclosed to recipient by the discloser;

        (ii) is or becomes public knowledge through a source other than the recipient and through no fault of the recipient;


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        (iii) is independently developed by or for the recipient;

        (iv) is or becomes lawfully available to the recipient from a source other than the discloser; or

        (v) is disclosed by the recipient with the discloser's prior written approval.

     After the payment by Borrower of the $600,000 payment provided for in
Section 1.a. (plus any interest accrued thereon and unreimbursed expenses advanced by Lender as provided for herein), the covenants of nondisclosure shall continue to apply to Lender, but not to Borrower, who shall be free of any limitations or restrictions on disclosure of the Confidential Information.

     If either party is required to disclose Confidential Information by law or by court or governmental order, such party shall give the other party prompt written notice thereof so that such other party may seek a protective order or other appropriate remedy prior to such disclosure, and both parties shall provide full and complete cooperation in seeking such order or remedy.

     b. Limitations on Use of IP. During the term of this Agreement, in addition to the limitations on disclosure and the covenants of confidentiality contained herein, each party agrees not to sell, lease, license or otherwise transfer the IP or any part thereof to any third party. Furthermore, Borrower agrees that it shall make no alterations or modifications to the IP. After the payment of $600,000 provided for in Section 1.a. (plus any interest accrued thereon and unreimbursed expenses advanced by Lender as provided for herein) by Borrower, Borrower shall be free of such restrictions with respect to the IP, but Lender shall remain bound by them. So long as Borrower is in default under this Assignment or under the Security Agreement, or if Lender reacquires or transfers the IP pursuant to a default under the Security Agreement, Lender shall be free of such restrictions with respect to the IP but Borrower shall remain bound by them.

     c. Defense of the IP and Infringement. Lender hereby represents to Borrower that to the best of Lender's knowledge and belief, there is no infringement with respect to the IP as of the date hereof. During the term of this Agreement, in the event that Lender or Borrower suspects that a third party is infringing upon any or all of the proprietary rights comprising the IP, such party shall provide prompt notice thereof to the other party. If the infringement represents a material threat to the proprietary nature of the IP or the business of Borrower, Borrower shall initiate at its expense action against such infringer and use its best efforts to achieve a successful result therefrom. Lender agrees to assist Borrower in such effort and shall be consulted on the conduct of such proceedings and shall have the right to consent to any material actions taken in any such proceedings, including without limitation the settlement thereof, which consent shall not be unreasonably withheld. Nothing herein shall limit the right of Lender to take action on its own against any infringement of the IP.

     d. Treatment of Collateral. Lender shall be under no duty to: (i) collect or protect the Collateral or any proceeds thereof or give any notice with respect thereto; (ii) sell or otherwise realize upon the Collateral; or (iii) seek payment from any particular source. Without limiting the generality of the foregoing, Lender shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral.


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     After payment of part of the Obligations, Lender may, at its option, retain all or any portion of the Collateral as security for any remaining Obligations and retain this Agreement as evidence of such security. The Borrower agrees to reimburse Lender, on demand, for any amounts paid or advanced by Lender from and after the occurrence of a breach of this Agreement by Borrower until cured for the purposes of preserving the Collateral or any part thereof and any liabilities or expenses incurred by Lender as the transferee or holder of the Collateral.

     During any period in which there are no uncured breaches of this Agreement by Borrower, nothing contained in this Section 4 shall be construed to limit the ability of the Borrower to use the IP in the ordinary course of business consistent with past practices.

5.   RIGHTS AND REMEDIES.

     Lender shall have, by way of example and not of limitation, the rights and remedies in subparagraph (a) of this paragraph at all times prior to and after the occurrence of an Event of Default and shall have all the rights and remedies enumerated herein after the occurrence of an Event of Default.

     (a) Lender may, at its option and without notice: (i) transfer into its name or the name of its nominee all or any part of the Collateral for purposes of perfecting its security interest in the Collateral; or (ii) notify any person obligated on any of the Collateral of the security interest of Lender therein and request such person to make payment directly to Lender.

     (b) If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Lender may declare all Obligations to be due and payable regardless of their terms, for the purposes of this Agreement, without notice, protest, presentment or demand, all of which are hereby expressly waived by the Borrower. At or after such time Lender shall have, in addition to any other rights and remedies contained in this Agreement, and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by the Borrower, and delivered to Lender, all of the rights and remedies of a pledgee, under law, including without limitation all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Colorado as of the date hereof, all of which rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by law.

6.   TERM AND TERMINATION.

     This Agreement shall terminate upon payment by Borrower of all amounts due to Lender hereunder. Upon termination due to payment of all amounts due from Borrower to Lender hereunder:

     (a) Lender shall continue to be bound by the confidentiality provisions hereof.

     (b) Lender shall immediately deliver to Borrower all written copies of all programs, drawings, specifications, instructions and any other documentation pertaining to the IP and all magnetic copies of the foregoing documents. Lender shall not retain any of the foregoing materials


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and shall take all steps necessary to insure that all copies of the foregoing materials are permanently removed from his premises and that of his employees and agents.

     Upon the occurrence of an Event of Default by Borrower -

     (a) Borrower shall continue to be bound by the confidentiality provisions hereof.

     (b) Borrower shall immediately deliver to Lender all written copies of all programs, drawings, specifications, instructions and any other documentation pertaining to the IP and all magnetic copies of the foregoing documents. Borrower shall not retain any of the foregoing materials and shall take all steps necessary to insure that all copies of the foregoing materials are permanently removed from its premises and that of its employees and agents.

7.   GENERAL.

     (a) Each reference herein to Lender and Borrower shall be deemed to include their respective successors and assigns, all of whom shall be bound by the provisions hereof.

     (b) Borrower represents that the officer signing on its behalf has been duly authorized to execute this Agreement for and on behalf of the corporation by its Board of Directors or stockholders.

     (c) No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Borrower shall be deemed to be a waiver of any obligations of the Borrower or of the right of Lender to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof shall be effective unless in writing and signed by Lender nor shall any waiver be applicable except in the specific instance or matter for which given.

     (d) The Borrower hereby certifies and covenants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Agreement and to constitute the same the valid and legally binding obligation of the Borrower in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

     (e) This Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Colorado and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state; in the event that the Lender brings any action hereunder in any court of record of Colorado or the Federal Government, the Borrower consents and consents and confers personal jurisdiction over the Borrower by such court or courts and agrees that service of process may be made upon the Borrower by mailing a copy of the summons to the Borrower in the manner specified in paragraph 7(i) hereof; and in any action hereunder the Borrower waives the right to demand a trial by jury.


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     (f) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

     (g) The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

     (h) Each party recognizes and acknowledges that any breach or threatened breach of this Agreement by other may cause irreparable harm for which monetary damages may be inadequate. The recipient of Confidential Information agrees, therefore, that the discloser shall be entitled to an injunction to restrain the recipient from such breach or threatened breach. Nothing in this Agreement shall be construed as preventing the discloser from pursuing any remedy at law or in equity for my breach or threatened breach of this Agreement.

     (i) All notices, statements, reports, requests, consents and other communications, whether required by this Agreement or in any way related to the transactions contemplated herein, shall be in writing and shall be deemed to have been sufficiently given (i) three business days after depositing the same in the U.S. mail, by registered or certified mail, postage prepaid, return receipt requested; (ii) one business day after deposit with a recognized overnight courier service; or (iii) immediately upon facsimile transmission, if such transmission occurs during the regular business hours of the recipient, or otherwise the next business day thereafter, provided that the transmission is followed by the mailing of the original by registered or certified mail or by recognized overnight courier service; at the following addresses, or at such other addresses as the parties may designate by written notice in the foregoing manner:

          (i)  If Lender:

               Harry J. Tiffany, III
               701 Automation Drive
               Windsor, Co 80550
               Fax: (970) 686-2422

               With a copy to:

               Jeffrey Davine
               Ballard Spahr Andrews & Ingersoll, LLP
               1225 17th Street, Suite 2300
               Denver, CO 80202
               Fax: (303) 296-3956


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          (ii) If to Borrower:

               CardXX, Inc.
               701 Automation Drive
               Windsor, CO 80550
               Bus Fax: (970) 686-2422

               With a copy to:

               Frank A. Leo
               44 Minebrook Road
               Colts Neck, New Jersey 07722
               Fax: (732) 462-7840

               Larry D. Harvey, Esq.
               5290 DTC Parkway, Suite 150
               Englewood, CO 80111
               Fax: (303) 850-7115

     (j) Upon the request of a party hereto, the other party shall execute any documents and take all such further actions as shall be reasonably necessary to accomplish the purposes of this Agreement.

8.   ASSIGNMENT BY LENDER.

     Lender may, from time to time, without notice to the Borrower, sell, assign, transfer or otherwise dispose of all or any part of the Obligations or the security interest therefor, or both. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations or the Collateral shall have the right to enforce this Agreement by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Lender shall have an unimpaired right to enforce this Agreement for its benefit to the portion of the Obligations of Borrower as Lender has not sold, assigned, transferred or otherwise disposed of.

                                             BORROWER:

                                             CardXX, Inc., a Nevada corporation


                                             By: /s/ Frank Leo
                                                 ------------------------------


                                             LENDER: /s/ Harry J. Tiffany, III
                                                     --------------------------
                                                     Harry J. Tiffany, III


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